UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2005, WellCare Health Plans, Inc. (the "Company") received formal approval from the Centers for Medicare & Medicaid Services ("CMS") to provide stand-alone prescription drug plans ("PDPs") under Part D of the Medicare Modernization Act of 2003 ("Medicare Part D") in all 34 PDP regions beginning in January 2006. In addition, on September 23, 2005, CMS notified the Company of its approval of the agreement between WellCare Prescription Insurance, Inc., a wholly-owned subsidiary of the Company ("WPI"), and CMS (the "PDP Agreement") pursuant to which WPI will provide PDP services to Medicare beneficiaries commencing January 1, 2006. The PDP Agreement is effective from the date of complete execution through December 31, 2006 and is renewable for successive one-year periods thereafter. Under the PDP Agreement, WPI has agreed not to conduct PDP-related marketing activities prior to October 1, 2005 and not to process enrollment applications prior to November 15, 2005.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the PDP Agreement. The above description is qualified in its entirety by reference to the complete PDP Agreement which will be filed with the Company’s next periodic report.

Item 7.01 Regulation FD Disclosure.

As described above, on September 23, 2005, the Company received formal approval from CMS to provide stand-alone prescription drug plans under Medicare Part D in all 34 PDP regions beginning in January 2006. In addition, the Company received notification from CMS that the Company will be eligible to receive auto-assignment of Medicare dual-eligibles into its stand-alone PDPs in 33 of those 34 PDP regions, with Arizona being the sole exception. The Company believes that its PDP operations will comprise an important component of its business in the future.

The Company currently expects to serve approximately 400,000 to 450,000 dual-eligibles beginning in January 2006 as a result of auto-assignment into its PDP plans and beneficiary selection of alternative plans. The Company also expects another 30,000 to 50,000 low-income beneficiaries to be auto-assigned into its plans on May 15th and expects another 75,000 to 100,000 Medicare beneficiaries to actively select the Company’s PDP plans throughout the first half of 2006. The Company also announced on September 21, 2005 that it has entered into a co-branding and marketing alliance with Walgreens Health Initiatives, Inc., a wholly-owned subsidiary of Walgreen Co. ("Walgreens"), to expand its reach to potential PDP members through educational efforts and co-branded products in Walgreens pharmacies nationwide.

The Company currently expects to generate revenues of between $500 million and $600 million in 2006 by serving these new PDP members. With pre-tax margin of approximately 4%, the Company expects to earn pre-tax income of approximately $20 million to $24 million. The Company is not providing 2006 guidance regarding its full operating results at this time, but expects to provide this guidance during its third quarter conference call currently scheduled for early November.

The Company has begun to incur expenses for infrastructure, technology and systems to manage its new PDP products, including the previously announced $0.02 per share in the second quarter of 2005. The Company expects to incur approximately $5 million in PDP-related expenses on a pre-tax basis in the third quarter of 2005 and approximately $22 to $30 million in the fourth quarter of 2005. These expenses will negatively impact the Company’s net income in the remainder of 2005. Expenses incurred to date as well as anticipated additional expenses in the remainder of 2005 include the following:

• hiring and training personnel to establish and manage systems, operations, regulatory relationships and materials;

• systems development costs (including hardware, software and development resources);

• fielding sales inquiry calls and creating and mailing sales materials to interested parties;

• enrolling new members;

• developing and distributing member materials (e.g., ID cards, member handbooks); and

• handling customer service calls.

The information furnished herewith pursuant to Item 7 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Copies of the press releases announcing the Company’s launch of a national prescription drug plan and the Company’s entry into the Walgreens co-branding and marketing agreement are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking" statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions, including statements related to the Company’s expected 2005 and 2006 financial results, are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to:

• the potential expiration, cancellation or suspension of the Company’s state or federal contracts;
• the Company’s ability to accurately predict the number of new members in its PDP plans, including those who enroll in its plans through affirmative choice as well as through auto-assignment;
• the Company’s lack of prior operating history in the prescription drug plan business;
• the Company’s ability to accurately predict and effectively manage health benefits and other operating expenses;
• the potential for confusion in the marketplace concerning PDP programs resulting from, among other things, the proliferation of health care options facing Medicare beneficiaries and the complexity of the PDP offerings, including the benefit structures;
• the potential that the Company will receive an overwhelming volume of inquiries regarding its PDP programs;
• the Company’s ability to accurately estimate incurred but not reported medical costs;
• risks associated with future changes in healthcare laws, including repeal or modification of the Medicare Modernization Act of 2003 or any portion thereof;
• potential reductions in funding for government healthcare programs, including reductions in funding resulting from the escalating costs of prescription drugs;
• risks associated with periodic government premium rate adjustments and timing of the CMS risk-corridor payments to PDP providers;
• regulatory changes or developments, including potential marketing restrictions or sanctions and premium recoupment;
• potential fines, penalties or operating restrictions resulting from regulatory audits, examinations, investigations, or other inquiries;
• risks associated with the Company’s acquisition strategy;
• risks associated with the Company’s substantial debt obligations; and
• risks associated with the Company’s business operations, including its ability to attract and retain qualified management personnel.

Additional information concerning these and other important risks and uncertainties can be found under the captions "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors" in the Company’s Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission in June 2005, as amended, which contains discussions of the Company’s business and the various factors that may affect it. The Company undertakes no obligation beyond that required by law to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 Other Events.

The Company will host a conference call to discuss these developments and will issue a press release announcing the details of the conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

September 23, 2005	By:	Todd S. Farha

Name: Todd S. Farha
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release, dated September 23, 2005, announcing the Companys launch of a national prescription drug plan.
99.2	99.2 Press release, dated September 21, 2005, announcing the Walgreens co-branding and marketing alliance.